SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2001
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                          PROFESSIONAL DETAILING, INC.
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             (Exact name of Registrant as specified in its charter)

          DELAWARE                         0-24249                 22-2919486
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(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)

             10 Mountainview Road,
            Upper Saddle River, NJ                               07458
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    (Address of principal executive office)                    (Zip Code)

                                 (201) 258-8450
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               Registrant's telephone number, including area code:

                                       N/A
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          (Former name or former address, if changed since last report)

Item 5. Other Events

      On August 21, 2001 the Registrant issued the following press release:

                    "PDI REPORTS ON CEFTIN PATENT DEVELOPMENT

                Preliminary injunction against Ranbaxy overturned

Upper Saddle River, New Jersey (Tuesday, August 21, 2001). Professional Detailing, Inc. (Nasdaq:PDII) today announced that the United States Court of Appeals for the Federal Circuit in the action captioned Glaxo Group Limited and Glaxo Wellcome, Inc., Plaintiffs-Appellees vs. Ranbaxy Pharmaceuticals, Inc., Defendant-Appellant (case # 01-1151) vacated the preliminary injunction granted by the New Jersey District Court on December 21, 2000 which enjoined Ranbaxy from offering for sale or selling in the United States any cefurixime axetil product. As a result, upon receipt from the FDA of approval of its Abbreviated New Drug Application (ANDA), Ranbaxy could commence marketing of a Ceftin tablet generic equivalent. This development does not impact Ceftin suspension which is covered by a separate patent. Glaxo's action in the District Court seeking damages and a permanent injunction against Ranbaxy remains pending.

      Commenting on this development, Charles T. Saldarini, Chief Executive Officer of PDI stated, "We are surprised and disappointed that the Circuit Court overturned what we understood to be a well reasoned lower court decision. We are evaluating our options as a result of this development which include invoking the purchase requirement reset provisions in our agreement with Glaxo which were incorporated to address potential generic introductions, as well as our right to terminate the agreement upon notice. We are committed to keeping our stockholders fully apprised with respect to this development. However, we will require time to fully assess the financial impact of this development and will report to you further once we complete our preliminary assessment", Saldarini added.

      The Company further announced that it would hold a conference call later this week to discuss this development. The details of the call will be subsequently announced.

      In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that statements in this release which look forward in time involve risks and uncertainties that may cause actual results or achievements to materially differ from those indicated by the forward-looking statements. These forward-looking statements include any statements relating the introduction of any Ceftin generic equivalents into the market place, the outcome of court proceedings impacting Ceftin patent protection as well as any other statements which are not solely historical. The Company's plans and objectives are based on assumptions involving judgments with respect to future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Company. Therefore, there can be no assurance that the forward-looking statements will prove to be accurate. The Company's documents filed with the SEC identify important factors that may cause the actual results to differ materially from those indicated by the forward-looking statements."

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PROFESSIONAL DETAILING, INC.

                                          By:  /s/ Charles T. Saldarini
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                                            Charles T. Saldarini
                                              Chief Executive Officer

Date:    August 21, 2001